SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549



                        FORM 8-K

                     CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE
            SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 28, 1995

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement dated as of March 1, 1994, as amended by Amendment No. 1 dated as of July 31, 1995, providing for, inter alia, the issuance of Mortgage Pass-Through
Certificates, Series 1994-MZ1)



       Residential Funding Mortgage Securities I, Inc.
     (Exact name of registrant as specified in its charter)

        DELAWARE                33-52603         75-2006294
(State or other jurisdiction   (Commission)    (I.R.S. employer
of incorporation)               file number)  identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN   55437
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code (612) 832-7000



(Former name or former address, if changed since last report)Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.      Financial Statements, Pro Forma Financial
Information and Exhibits.

                  (a)  Not applicable

                  (b)  Not applicable

                  (c)  Exhibits

23.3(A)   Consent of Coopers & Lybrand L.L.P.,
independent auditors of the Certificate Insurer with respect to Mortgage Pass-Through Certificates, Series 1994-MZ1, Class
A-3.




                    SIGNATURES



                  Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL FUNDING MORTGAGE
                                          SECURITIES I, INC.



                                    By:  /s/ Bruce J. Legan
                                    Name:   Bruce J. Legan
                                    Title:  Vice President


Dated:  August 1, 1995




 Exhibit 23.3(A)


   Consent of Independent Auditors of the Certificate Insurer




          CONSENT OF INDEPENDENT ACCOUNTANTS





We consent to the inclusion in this Supplement to the Registration Statement (Registration No. 33-52603) of our report dated February 1, 1995, on our audits of the consolidated financial statements of MBIA Insurance
Corporation ( formerly Municipal Bond Investors Assurance
Corporation and Subsidiaries). We also consent to the reference to our firm under the caption "Experts".




                         /s/ Coopers & Lybrand L.L.P.

                             Coopers & Lybrand L.L.P.



July 31, 1995
New York, New York